Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 6 AND CONSENT UNDER SUPERPRIORITY SECURED

DEBTOR-IN-POSSESSION CREDIT AGREEMENT

AMENDMENT NO. 6 AND CONSENT, dated as of December 13, 2016 (this “Amendment and Consent”), in connection with that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of April 18, 2016 and amended by Amendment No. 1 dated as of May 9, 2016, by Amendment No. 2 dated as of May 18, 2016, by Amendment No. 3 dated as of July 19, 2016, by Amendment No. 4 and Consent dated as of October 11, 2016 and by Amendment No. 5 dated as of November 22, 2016 (the “Existing Credit Agreement” and, as amended hereby, the “Credit Agreement”) among, inter alios, PEABODY ENERGY CORPORATION, a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, certain of which are debtors and debtors-in-possession in the Cases, the LENDERS party thereto from time to time, the L/C ISSUER party thereto and Citibank, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein; and

WHEREAS, the Borrower and the Debtors (such term, along with each other capitalized term used in this paragraph, having the meaning assigned thereto in the Existing Credit Agreement) have filed with the Bankruptcy Court in connection with the Cases a motion dated December 2, 2016, with Docket No. 1685 (the “DIP Repayment Motion”), requesting among other things the entry of an order authorizing the early repayment in full of all Obligations (including the cash collateralization of Letters of Credit);

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or the Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment and Consent becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment and Consent becomes effective, similarly refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment to the Existing Credit Agreement. Section 6.19(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d) [Reserved].

SECTION 3. Consent under the Credit Agreement. Each Lender party hereto hereby consents and agrees that, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary, solely in connection with the repayment in full of all Obligations as described in the DIP Repayment Motion (and not in connection with any other repayment or prepayment), the deadline for receipt by the Administrative Agent of the prepayment notice described in Section 2.05(a)(i) of the Credit Agreement shall be 11:00 a.m., New York City time, on the date of such repayment.

SECTION 4. Governing Law. This Amendment and Consent shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.

SECTION 5. Counterparts. This Amendment and Consent may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 6. Loan Document. This Amendment and Consent shall constitute a Loan Document.

SECTION 7. Effectiveness. This Amendment and Consent shall become effective on the date (the “Effective Date”) on which the following conditions shall have been satisfied:

(a) The Administrative Agent shall have received from each of the Borrower, the Required Lenders and the Administrative Agent a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof; and

(b) the Borrower shall have paid, or caused to be paid, to the Administrative Agent, for the account of each Lender that shall have returned a signed counterpart hereof to the Administrative Agent by not later than 12:00 noon, New York City time, December 13, 2016, a fee in the amount of 0.10% of the principal amount of the Loans held by such Lender on the Effective Date, which fee shall be due and payable on, and subject to the occurrence of, the Effective Date.

[Remainder of this page left blank intentionally.]

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PEABODY ENERGY CORPORATION, as the Borrower

By:	/s/ Walter L. Hawkins Jr.
Name: Walter L. Hawking Jr.
Title: Senior Vice President Finance

[Signature Page to Amendment No. 6]

    GUARANTORS:

AMERICAN LAND HOLDINGS OF NEW MEXICO, LLC

COLORADO YAMPA COAL COMPANY, LLC

EL SEGUNDO COAL COMPANY, LLC

FOUR STAR HOLDINGS, LLC

GALLO FINANCE COMPANY, LLC

HAYDEN GULCH TERMINAL, LLC

JUNIPER COAL COMPANY, LLC

MOFFAT COUNTY MINING, LLC

NEW MEXICO COAL RESOURCES, LLC

NM EQUIPMENT COMPANY, LLC

PEABODY AMERICA, LLC

PEABODY COLORADO OPERATIONS, LLC

PEABODY COLORADO SERVICES, LLC

PEABODY NATURAL RESOURCES COMPANY

PEABODY NEW MEXICO SERVICES, LLC

PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC

PEABODY ROCKY MOUNTAIN SERVICES, LLC

PEABODY SOUTHWESTERN COAL COMPANY, LLC

PEABODY WILLIAMS FORK MINING, LLC

SENECA PROPERTY, LLC

SOUTHWEST COAL HOLDINGS, LLC

TWENTYMILE COAL, LLC

TWENTYMILE EQUIPMENT COMPANY, LLC

TWENTYMILE HOLDINGS, LLC

AMERICAN LAND DEVELOPMENT, LLC

AMERICAN LAND HOLDINGS OF COLORADO, LLC

AMERICAN LAND HOLDINGS OF ILLINOIS, LLC

AMERICAN LAND HOLDINGS OF INDIANA, LLC

AMERICAN LAND HOLDINGS OF KENTUCKY, LLC

AMERICAN LAND HOLDINGS OF WEST VIRGINIA, LLC

ARID OPERATIONS INC.

BIG RIDGE, INC.

BLACK HILLS MINING COMPANY, LLC

BTU WESTERN RESOURCES, INC.

[Signature Page to Amendment No. 6]

CABALLO GRANDE, LLC

CASEYVILLE DOCK COMPANY, LLC

CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC

CENTRAL STATES COAL RESERVES OF INDIANA, LLC

CENTURY MINERAL RESOURCES, INC.

COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1

COALSALES II, LLC

CONSERVANCY RESOURCES, LLC

COTTONWOOD LAND COMPANY

CYPRUS CREEK LAND COMPANY

CYPRUS CREEK LAND RESOURCES, LLC

DYSON CREEK COAL COMPANY, LLC

DYSON CREEK MINING COMPANY, LLC

EMPIRE LAND HOLDINGS, LLC

FALCON COAL COMPANY, LLC

FRANCISCO EQUIPMENT COMPANY, LLC

FRANCISCO LAND HOLDINGS COMPANY, LLC

FRANCISCO MINING, LLC

GOLD FIELDS CHILE, LLC

GOLD FIELDS MINING, LLC

GOLD FIELDS ORTIZ, LLC

HIGHWALL MINING SERVICES COMPANY

HILLSIDE RECREATIONAL LANDS, LLC

HMC MINING, LLC

ILLINOIS LAND HOLDINGS, LLC

INDEPENDENCE MATERIAL HANDLING, LLC

JAMES RIVER COAL TERMINAL, LLC

KAYENTA MOBILE HOME PARK, INC.

KENTUCKY SYNGAS, LLC

KENTUCKY UNITED COAL, LLC

LIVELY GROVE ENERGY, LLC

LIVELY GROVE ENERGY PARTNERS, LLC

MARIGOLD ELECTRICITY, LLC

MIDCO SUPPLY AND EQUIPMENT CORPORATION

MIDWEST COAL ACQUISITION CORP.

MIDWEST COAL RESERVES OF ILLINOIS, LLC

MIDWEST COAL RESERVES OF INDIANA, LLC

MIDWEST COAL RESERVES OF KENTUCKY, LLC

MUSTANG ENERGY COMPANY, L.L.C.

[Signature Page to Amendment No. 6]

PACIFIC EXPORT RESOURCES, LLC

PEABODY ARCHVEYOR, L.L.C.

PEABODY ARCLAR MINING, LLC

PEABODY ASSET HOLDINGS, LLC

PEABODY BEAR RUN MINING, LLC

PEABODY BEAR RUN SERVICES, LLC

PEABODY CABALLO MINING, LLC

PEABODY CARDINAL GASIFICATION, LLC

PEABODY CHINA, LLC

PEABODY COALSALES, LLC

PEABODY COALTRADE, LLC

PEABODY COALTRADE INTERNATIONAL (CTI), LLC

PEABODY COULTERVILLE MINING, LLC

PEABODY DEVELOPMENT COMPANY, LLC

PEABODY ELECTRICITY, LLC

PEABODY EMPLOYMENT SERVICES, LLC

PEABODY ENERGY GENERATION HOLDING COMPANY

PEABODY ENERGY INVESTMENTS, INC.

PEABODY ENERGY SOLUTIONS, INC.

PEABODY GATEWAY NORTH MINING, LLC

PEABODY GATEWAY SERVICES, LLC

PEABODY GLOBAL FUNDING, LLC

PEABODY HOLDING COMPANY, LLC

PEABODY ILLINOIS SERVICES, LLC

PEABODY INDIANA SERVICES, LLC

PEABODY INTERNATIONAL INVESTMENTS, INC.

PEABODY INTERNATIONAL SERVICES, INC.

PEABODY INVESTMENTS CORP.

PEABODY MAGNOLIA GROVE HOLDINGS, LLC

PEABODY MIDWEST MANAGEMENT SERVICES, LLC

PEABODY MIDWEST MINING, LLC

PEABODY MIDWEST OPERATIONS, LLC

PEABODY MIDWEST SERVICES, LLC

PEABODY MONGOLIA, LLC

PEABODY NATURAL GAS, LLC

PEABODY OPERATIONS HOLDING, LLC

PEABODY POWDER RIVER MINING, LLC

PEABODY POWDER RIVER OPERATIONS, LLC

PEABODY POWDER RIVER SERVICES, LLC

PEABODY POWERTREE INVESTMENTS, LLC

[Signature Page to Amendment No. 6]

PEABODY RECREATIONAL LANDS, L.L.C.

PEABODY SCHOOL CREEK MINING, LLC

PEABODY SERVICES HOLDINGS, LLC

PEABODY SOUTHWEST, LLC

PEABODY TERMINAL HOLDING COMPANY, LLC

PEABODY TERMINALS, LLC

PEABODY TROUT CREEK RESERVOIR LLC

PEABODY VENEZUELA COAL CORP.

PEABODY VENTURE FUND, LLC

PEABODY WILD BOAR MINING, LLC

PEABODY WILD BOAR SERVICES, LLC

PEABODY WYOMING GAS, LLC

PEABODY WYOMING SERVICES, LLC

PEABODY-WATERSIDE DEVELOPMENT, L.L.C.

PEC EQUIPMENT COMPANY, LLC

PG INVESTMENTS SIX, L.L.C.

POINT PLEASANT DOCK COMPANY, LLC

POND RIVER LAND COMPANY

PORCUPINE PRODUCTION, LLC

PORCUPINE TRANSPORTATION, LLC

RIVERVIEW TERMINAL COMPANY

SAGE CREEK LAND & RESERVES, LLC

SCHOOL CREEK COAL RESOURCES, LLC

SHOSHONE COAL CORPORATION

STAR LAKE ENERGY COMPANY, L.L.C.

SUGAR CAMP PROPERTIES, LLC

THOROUGHBRED GENERATING COMPANY, LLC

THOROUGHBRED MINING COMPANY, L.L.C.

UNITED MINERALS COMPANY, LLC

WEST ROUNDUP RESOURCES, LLC

WILD BOAR EQUIPMENT COMPANY, LLC

WILD BOAR LAND HOLDINGS COMPANY, LLC

By:	/s/ James A. Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 6]

BIG SKY COAL COMPANY, as a Guarantor

By:	/s/ Michael J. Jasutis
Name: Michael J. Jasutis
Title: Treasurer

[Signature Page to Amendment No. 6]

PEABODY SAGE CREEK MINING, LLC, as a Guarantor

By:	/s/ Eric J. Baltz
Name: Eric J. Baltz
Title: Treasurer

[Signature Page to Amendment No. 6]

PEABODY TWENTYMILE MINING, LLC, as a Guarantor

By:	/s/ John R. Schwartze
Name: John R. Schwartze
Title: Treasurer

[Signature Page to Amendment No. 6]

PEABODY WESTERN COAL COMPANY, as a Guarantor

By:	/s/ Douglas D. Loucks
Name: Douglas D. Loucks
Title: Treasurer

[Signature Page to Amendment No. 6]

SAGE CREEK HOLDINGS, LLC, as a Guarantor

By:	/s/ Mark A. Scimio
Name: Mark A. Scimio
Title: President

[Signature Page to Amendment No. 6]

SENECA COAL COMPANY, LLC, as a Guarantor

By:	/s/ Kurt A. Jones
Name: Kurt A. Jones
Title: Treasurer

[Signature Page to Amendment No. 6]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Allister Chan
Name: Allister Chan
Title: Vice President

[Signature Page to Amendment No. 6]

AESI (HOLDINGS) II, L.P., as a Lender

By:	AES Advisors II, L.P.,
its general partner

By:	AES Advisors II GP, LLC,
its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO A-N CREDIT FUND
(DELAWARE), L.P.,
as a Lender

By:	Apollo A-N Credit Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO CREDIT MASTER FUND
LTD. as a Lender

By:	Apollo ST Fund Management, LLC,
as its Collateral Manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

Apollo Credit Opportunity Fund III, LP, as a Lender

By:	Apollo Credit Opportunity Advisors III LP,
its general partner

By:	Apollo Credit Opportunity Advisors III GP LLC,
its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO CREDIT STRATEGIES
MASTER FUND LTD., as a Lender

By:	Apollo Fund Management LLC,
as its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO FRANKLIN PARTNERSHIP, L.P., as a Lender

By:	Apollo Franklin Advisors (APO DC), L.P.,
its general partner

By:	Apollo Franklin Advisors (APO DC-GP), LLC,
its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO HERCULES PARTNERS,
L.P., as a Lender

By:	Apollo Hercules Advisors, L.P.,
its General Partner

By:	Apollo Hercules Advisors GP, LLC,
its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO LINCOLN PRIVATE CREDIT FUND, L.P., as a Lender

By:	Apollo Lincoln Private Credit
Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO MOULTRIE CREDIT
FUND, L.P., as a Lender

By:	Apollo Moultrie Credit Fund
Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO TACTICAL VALUE SPN
INVESTMENTS, L.P., as a Lender

By:	Apollo Tactical Value SPN Advisors (APO DC), L.P.,
its General Partner

By:	Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC,
its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO THUNDER PARTNERS,
L.P., as a Lender

By:	Apollo Thunder Management, LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO TR ENHANCED LEVERED
YIELD LLC, as a Lender

By:	Apollo Total Return Enhanced
Management LLC,
its investment manager

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO TR OPPORTUNISTIC LTD, as a Lender

By:	Apollo Total Return Master Fund, L.P.,
its member

Apollo Total Return Advisors, L.P.,
its General Partner

Apollo Total Return Advisors GP, LLC,
its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO UNION STREET
PARTNERS, L.P., as a Lender

By:	Apollo Union Street Advisors, L.P.,
its General Partner

By:	Apollo Union Street Capital Management, LLC,
its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

APOLLO ZEUS STRATEGIC
INVESTMENTS, L.P., as a Lender

By:	Apollo Zeus Strategic Advisors, L.P.,
its general partner

By:	Apollo Zeus Strategic Advisors, LLC,
its general partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

IVY APOLLO MULTI ASSET
INCOME FUND as a Lender

By:	Apollo Credit Management, LLC,
as its investment sub-adviser

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

IVY APOLLO STRATEGIC INCOME
FUND as a Lender

By:	Apollo Credit Management, LLC,
as its investment sub-adviser

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Amendment No. 6]

as a Lender

ARES XXIII CLO LTD. BY: ARES CLO MANAGEMENT XXIII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIII, LLC, ITS GENERAL PARTNER		ARES XXIV CLO LTD. BY: ARES CLO MANAGEMENT XXIV, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIV, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward	By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory		Name: Daniel Hayward Title: Authorized Signatory

ARES XXV CLO LTD. BY: ARES CLO MANAGEMENT XXV, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXV, LLC, ITS GENERAL PARTNER		ARES XXVI CLO LTD. BY: ARES CLO MANAGEMENT XXVI, L.P., ITS COLLATERAL MANAGER BY: ARES CLO GP XXVI, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward	By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory		Name: Daniel Hayward Title: Authorized Signatory

ARES XXVII CLO LTD. BY: ARES CLO MANAGEMENT XXVII, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXVII, LLC, ITS GENERAL PARTNER		ARES XXIX CLO LTD. BY: ARES CLO MANAGEMENT XXIX, L.P., ITS ASSET MANAGER BY: ARES CLO GP XXIX, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward	By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory		Name: Daniel Hayward Title: Authorized Signatory

[Signature Page to Amendment No. 6]

ARES XXXI CLO LTD. BY: ARES CLO MANAGEMENT XXXI, L.P., ITS PORTFOLIO MANAGER

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

ARES XXXIII CLO LTD. BY: ARES CLO MANAGEMENT XXXIII, L.P., ITS ASSET MANAGER

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

OPSEU (Ontario Public Service Union) Pension Plan Trust Fund BY: AELIS X Management, L.P., its investment counsel BY: AELIS X Management SP, LLC, its general partner

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

ARES XXXII CLO LTD. BY: ARES CLO MANAGEMENT XXXII, L.P., ITS ASSET MANAGER

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD. BY: ARES ENHANCED LOAN MANAGEMENT IR, L.P., AS PORTFOLIO MANAGER BY: ARES ENHANCED LOAN IR GP, LLC, ITS GENERAL PARTNER

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

RENAISSANCE FLOATING RATE INCOME FUND BY: Ares Capital Management II, LLC, as Portfolio Sub-Advisor

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

[Signature Page to Amendment No. 6]

ARES INSTITUTIONAL LOAN FUND B.V. BY: ARES MANAGEMENT UK LIMITED, AS MANAGER		SEI INSTITUTIONAL INVESTMENTS TRUST – OPPORTUNISTIC INCOME FUND BY: ARES MANAGEMENT LLC, AS SUB-ADVISOR

By:	/s/ Daniel Hayward	By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory		Name: Daniel Hayward Title: Authorized Signatory

SEI INSTITUTIONAL MANAGED TRUST ENHANCED INCOME FUND BY: ARES MANAGEMENT LLC, AS SUB-ADVISER

By:	/s/ Daniel Hayward
Name: Daniel Hayward Title: Authorized Signatory

[Signature Page to Amendment No. 6]

AURELIUS CAPITAL MASTER, LTD., as a Lender By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Dan Grouper
Name: Dan Grouper Title: Managing Director

[Signature Page to Amendment No. 6]

ACP MASTER, LTD., as a Lender By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Dan Grouper
Name: Dan Grouper Title: Managing Director

[Signature Page to Amendment No. 6]

C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY each as a Lender
By: Barings LLC as Investment Adviser

By:	/s/ Michael J. Fey
Name:	Michael J. Fey
Title:	Director

BARINGS GLOBAL HIGH YIELD CREDIT STRATEGIES LIMITED as a Lender
By: Barings LLC as Investment Adviser

By:	/s/ Michael J. Fey
Name:	Michael J. Fey
Title:	Director

BARINGS GLOBAL FLOATING RATE FUND, a series of Barings Funds Trust, as a Lender
By: Barings LLC as Investment Adviser

By:	/s/ Michael J. Fey
Name:	Michael J. Fey
Title:	Director

The foregoing is executed on behalf of Barings Global Floating Rate Fund, a Series of Barings Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

[Signature Page to Amendment No. 6]

BARINGS GLOBAL LOAN LIMITED, as a Lender
By: Barings LLC as Sub-Investment Manage

By:	/s/ Michael J. Fey
Name:	Michael J. Fey
Title:	Director

[Signature Page to Amendment No. 6]

The Income Fund of America
as a Lender

By: Capital Research and Management Company and its investment adviser

By:	/s/ Kristine M. Nishiyama
Name:	Kristine M. Nishiyama
Title:	Authorized Signer

[Signature Page to Amendment No. 6]

American High-Income Trust
as a Lender

By: Capital Research and Management Company and its investment adviser

By:	/s/ Kristine M. Nishiyama
Name:	Kristine M. Nishiyama
Title:	Authorized Signer

[Signature Page to Amendment No. 6]

CITI LOAN FUNDING ADGM LLC,
as a Lender

By: Citibank N.A.

By:	/s/ Paul Plank
Name:	Paul Plank
Title:	Director

[Signature Page to Amendment No. 6]

ELLIOTT ASSOCIATES, L.P.,
as a Lender

By: Elliott Capital Advisors, L.P., as general partner By: Braxton Associates, Inc., as general partner

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

[Signature Page to Amendment No. 6]

ELLIOTT INTERNATIONAL, L.P.,
as a Lender

By: Elliott International Capital Advisors Inc., as attorney-in-fact

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

[Signature Page to Amendment No. 6]

ELLIOTT MANAGEMENT CORP.,
as a Lender

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

[Signature Page to Amendment No. 6]

ZIFF INVESTMENTS LIMTED,
as a Lender

By:	/s/ Elliot Greenberg
Name:	Elliot Greenberg
Title:	Vice President

[Signature Page to Amendment No. 6]

GoldenTree 2004 Trust

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

GN3 SIP Limited

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

San Bernardino County Employees’ Retirement Association

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

Stellar Performer Global Series: Series G – Global Credit

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

GT NM, LP

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

GoldenTree Credit Opportunities 2014 – I Financing, Limited

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP

By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name:	Karen Weber
Title:	Director – Bank Debt

[Signature Page to Amendment No. 6]

MACQUARIE BANK LIMITED, as a Lender

By:	/s/ Donald Carrillo
Name: Donald Carrillo
Title: Division Director

If second signature required:

MACQUARIE BANK LIMITED,
as a Lender

By:	/s/ Robert Downey
Name: Robert Downey
Title: General Counsel

[Signature Page to Amendment No. 6]

MASON CAPITAL LP
MASON CAPITAL MASTER FUND LP as a Lender

By:	/s/ Derek Satzinger
Name: Derek Satzinger
Title:	CFO

[Signature Page to Amendment No. 6]

MIDTOWN ACQUISITIONS L.P., as a Lender

By: Midtown Acquisitions GP, LLC

By:	/s/ Morgan Blackwell
Name: Morgan Blackwell
Title: Authorized Signatory

[Signature Page to Amendment No. 6]

Monarch Master Funding Ltd

By: Monarch Alternative Capital LP

Its: Advisor as a Lender,

By:	/s/ Patrick Bartels
Name: Patrick Bartels
Title: Managing Principal

[Signature Page to Amendment No. 6]

SSD LOAN FUNDING LLC,
as a Lender

By: Citibank, N.A.

By:	/s/ Paul Plank
Name:	Paul Plank
Title:	Director

[Signature Page to Amendment No. 6]

Whitebox Relative Value Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

Whitebox Credit Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

Whitebox Multi-Strategy Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

Whitebox Asymmetric Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

[Signature Page to Amendment No. 6]

Whitebox Institutional Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

Pandora Select Partners, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

Whitebox KFA Advantage LLC as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

Whitebox GT Fund, LP as a Lender

By:	/s/ Mark Strefling
Name: Mark Strefling
Title: General Counsel & Chief Operating Officer Whitebox Advisors LLC

[Signature Page to Amendment No. 6]